                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1
                                      TO
                             EMPLOYMENT AGREEMENT
                             --------------------



     This Amendment No. 1 to Employment Agreement (the "Amendment") is made and
                                                        ---------
entered into effective as of April 5, 2000 (the "Effective Date") by and between
                                                 --------------
Evercom, Inc., a Delaware corporation (previously known as Talton Holdings, Inc.) (the "Company") and Donald B. Vaello (the "Executive").
            -------                              ---------

                                R E C I T A L S

     WHEREAS, the Company and Executive entered into an Employment Agreement, dated as of June 26, 1998 (the "Agreement"); and
                                ---------

     WHEREAS, the Company and Executive wish to amend the Agreement;

     NOW, THEREFORE, in consideration of the promises and mutual agreements set forth below, the parties hereby agree as follows. All terms defined in the Agreement will have the same meaning in this Amendment.

     1.  EMPLOYMENT PERIOD.  The date set forth on the first sentence of Section
         -----------------
2 shall be "March 31, 2003."  The date set forth in the second sentence of
Section 2 shall be "April 1, 2003."

     2.  POSITION AND DUTIES.  Section 3 of the Agreement shall be amended to
         -------------------
add the following sentence at the end of Section 3:

     The Executive shall be the Company's President and Chief Operating Officer, unless and until his title and duties are changed by the Company's Board of Directors.

     3.  COMPENSATION AND RELATED MATTERS.
         --------------------------------

          (a) Section 4(a), (b) and (c), relating to the Executive's Base Salary, Bonus and Options, are hereby amended in their entirety as set forth on Exhibit A attached to this Amendment.
              ---------

          (b) Section 4(e) is hereby amended in its entirety as follows:

               (e) RELOCATION. The Executive shall relocate his primary residence to the Dallas-Fort Worth, Texas area if, and within a reasonable time after, Employee has been elected to the position of the Company's Chief Executive Officer. Upon termination of the Executive's employment for any reason, the Executive shall be reimbursed for reasonable out-of-pocket expenses (not including the cost of housing) incurred by the Executive in relocating his primary residence to the San Antonio, Texas area (or to another area of reasonably similar distance from the Dallas-Fort Worth, Texas area).

     4.   TERMINATION.  The second sentence of Section 5(b) shall be amended in
          -----------
its entirety as follows:

     If the Company terminates the Executive's employment without Cause prior to the expiration of the Employment Period, of if either party gives a notice not to extend this Agreement for a Renewal Period, the Company's liability to the Executive is limited to an amount equal to the Executive's annual Base Salary (the "Severance Payment").
                       -----------------

     5. This Agreement, as amended by this Amendment, is ratified and confirmed.

     6. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


COMPANY:                                        EXECUTIVE:
-------                                         ---------

Evercom, Inc.,
a Delaware corporation                          /s/ DONALD B. VAELLO
                                                -------------------------
                                                DONALD B. VAELLO
By: /s/ TERRY MATLACK
   ---------------------------
Name: TERRY MATLACK
Title: Chief Executive Officer

                                   EXHIBIT A
                                   ---------



(a)  Base Salary:  $275,000 per year.
     -----------

(b)  Bonus:        Bonus program to be established whereby Executive could earn
     -----
                   an additional amount up to 100% of Base Salary based upon achieving performance objectives to be determined and may be increased to as much as 200% of Base Salary in the event such objectives are exceeded.

(c)  Options:      Executive will be eligible to participate in the Company's
     -------
                   stock option program, and subject to Board approval, will be awarded options to purchase the equivalent to 300 common shares of Company stock (being an increase of 100 shares over the number set forth in the Agreement), having a strike price equal to the fair market value of the Company's common stock on the date of issuance of the options. Such options shall be subject to such vesting requirements as are established by the Board.


                            EXHIBIT A - Page 1 of 1
                            ---------